UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Edmund F. Murphy III
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2015

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Loomis Sayles Bond Fund
(Institutional and Initial Class)
Annual Report
December 31, 2015
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Anticipation of the Federal Reserve’s first rate hike since the financial crisis, tumbling oil and commodity prices and global economic uncertainty challenged investor confidence in 2015. For the 12 months ending December 31, 2015, the Great West Loomis Sayles Bond (Initial Class shares) returned -6.55%, underperforming its benchmark, the BofA Merrill Lynch Corporate/Government Index, which returned 0.30%. High yield and non-U.S.-dollar-denominated securities drove the underperformance. However, the Fund maintained solid three-, five- and ten-year annualized returns against its multisector peer group, as defined by Morningstar, ranking in the top 15% for the five- and ten-year periods. The multisector Fund has the flexibility to opportunistically invest in various fixed income sectors including U.S. government obligations, foreign bonds and high yield debt securities.
During the first quarter, bonds generally performed well despite investor caution about U.S. fiscal tightening, mixed economic indicators and harsh winter weather. The anticipated divergence between U.S. monetary policy and the easing of other major central banks, such as the European Central Bank (“ECB”) and Bank of Japan, contributed to a strong U.S. dollar rally and higher U.S. yields. The Fund’s underweight to U.S. Treasurys and shorter-duration (less price sensitivity to interest rate changes) holdings weighed on excess return. U.S. investment grade and high yield exposures meaningfully supported relative performance in the first quarter, mainly due to higher-rated BB and B bonds. Many emerging and developed market currencies depreciated versus the U.S. dollar, and falling commodity prices also negatively impacted the currencies of major exporters like Brazil, Colombia, Canada and Norway. Issue selection in non-U.S.-dollar securities detracted; holdings denominated in the Canadian dollar, euro and Australian dollar were the major laggards.
During the second quarter, security selection in non-U.S.-dollar securities, high yield bonds and U.S. Treasurys resulted in a positive excess return. Investment grade financials experienced a difficult quarter, posting broad losses amid speculation about the Federal Reserve’s initial rate hike and higher corporate supply. U.S. Treasury yields rose, and corporate spreads moved wider. The Fund’s shorter average duration was a primary driver of relative return. High yield issues outperformed investment grade, with lower-quality bonds earning the highest total and excess return. As rates rose, high yield corporate bonds provided some shelter from losses due to their higher yield and relatively short duration. The Fund’s overweight to high yield and underweight to investment grade supported excess return.
The Fund underperformed its benchmark during the third and fourth quarters, posting negative total returns during each quarter. Exposure to out-of-benchmark holdings primarily drove the underperformance. High yield credit, convertible bonds and non-U.S.-dollar-denominated issues detracted the most from performance. Our allocation to short-maturity U.S. Treasurys diminished relative performance during the third quarter, but proved beneficial as yields rose later in the year. The U.S. dollar also regained its strength in the second half of the year as central bank monetary policies diverged. The Federal Reserve finally raised interest rates in December, while ECB President Mario Draghi extended the quantitative easing purchase program to March 2017 and issued dovish statements regarding additional easing measures if necessary. The slowing Chinese economy, and its impact on import demand and commodity prices, also continued to cause investor anxiety. The Fund’s high yield positions struggled across both quarters largely due in to falling commodity prices. The global oil supply glut intensified and the subsequent underperformance in the energy sector weighed on return. High-quality investment grade corporates and emerging market government bonds were the best performers during these quarters.
In 2016, we believe economic conditions will be constructive, interest rates will rise, and risk assets will recover. We estimate the global economy will grow at approximately 3% and U.S. growth will be about 2.5% led by gains in employment, consumer confidence and consumption trends. Our expectations for growth remain slightly below market consensus. With the Federal Reserve’s initial, modest hike behind us, we expect rate hikes to proceed very gradually given the uncertainty about global growth.
We continue to favor investment grade and high yield debt, seeking to maximize yield and reduce interest rate sensitivity. We believe the U.S. is in the later stages of the credit cycle (a cyclical pattern that follows credit availability and corporate health), but healthy corporate balance sheets can extend this phase. Investment grade issuance has been heavy due to mergers-and-acquisitions activity, which has pushed spreads wider, particularly for lower-quality investment grade issues. We think oversold sectors like energy, metals and mining can rebound. We are cautious on non-U.S. markets and do not intend to change our allocation to non-U.S.-dollar assets.
Recent market developments have not altered our long-term views, and we believe we are well positioned for this market environment. Going forward, we intend to identify attractive opportunities using fundamental research to uncover value when investors misprice risk.
The views and opinions in this report were current as of December 31, 2015 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2015
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	N/A	N/A	-7.17%
Initial Class	-6.55%	4.82%	6.39%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2015
Rating	Percentage of Fund Investments
Aaa	28.28%
A1	0.10
A2	2.65
A3	6.50
Baa1	2.92
Baa2	5.91
Baa3	8.86
Ba1	5.67
Ba2	5.24
Ba3	4.54
B1	5.84
B2	3.45
B3	4.03
CCC, CC, C	5.04
D	0.02
Equities	2.32
Not Rated	1.74
Short Term Investments	6.89
Total	100.00
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/15)	(12/31/15)	(07/01/15 – 12/31/15)
Institutional Class
Actual	$1,000.00	$ 946.00	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.83
Initial Class
Actual	$1,000.00	$ 944.90	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.55
*	Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class and 0.90% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 0.17%
$ 815,280	Ford Auto Securitization Trust(b) Series 2014-R2A Class A2 CAD, 1.59%, 12/15/2017	$ 589,998
200,000	GS Mortgage Securities Trust(c) Series 2007-GG10 Class AM 5.79%, 08/10/2045	196,874
616,003	Institutional Mortgage Securities Canada Inc(b) Series 2014-5A Class A1 CAD, 2.00%, 07/12/2047	448,026
TOTAL ASSET-BACKED SECURITIES — 0.17% (Cost $1,502,186)		$ 1,234,898
CORPORATE BONDS AND NOTES
Basic Materials — 4.67%
	Alcoa Inc
140,000	5.87%, 02/23/2022	136,500
8,335,000	5.90%, 02/01/2027	7,647,362
255,000	6.75%, 01/15/2028	242,250
	ArcelorMittal
935,000	6.13%, 06/01/2018	855,525
80,000	6.50%, 03/01/2021(d)	64,391
895,000	8.00%, 10/15/2039	610,837
3,625,000	7.75%, 03/01/2041(d)	2,451,406
3,565,000	Barminco Finance Property Ltd(b)(d) 9.00%, 06/01/2018	2,816,350
	Barrick Gold Corp
520,000	5.80%, 11/15/2034	397,703
3,485,000	5.25%, 04/01/2042	2,347,147
2,825,000	Barrick North America Finance LLC 5.75%, 05/01/2043	2,043,224
	Chemours Co(b)
4,360,000	6.63%, 05/15/2023(d)	3,052,000
805,000	7.00%, 05/15/2025	549,413
	Cliffs Natural Resources Inc
370,000	4.80%, 10/01/2020(d)	70,300
170,000	4.88%, 04/01/2021	30,600
1,790,000	6.25%, 10/01/2040(d)	322,200
1,790,000	Essar Steel Algoma Inc(b)(e)(f)(g) 9.50%, 11/15/2019	107,400
505,000	Freeport-Mcmoran Inc 5.45%, 03/15/2043	262,600
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025	136,294
700,000	7.25%, 06/01/2028	881,671
90,000	8.88%, 05/15/2031	126,051
3,910,000	Hercules Inc 6.50%, 06/30/2029	3,303,950
	Hexion Inc
1,000,000	9.00%, 11/15/2020	382,500
480,000	9.20%, 03/15/2021	105,600
2,220,000	7.88%, 02/15/2023	488,400
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 190,000	Methanex Corp 5.25%, 03/01/2022	$ 187,078
2,080,000	Newmont Mining Corp 4.88%, 03/15/2042	1,486,283
600,000	Rain CII Carbon LLC / CII Carbon Corp(b) 8.25%, 01/15/2021	468,000
565,000	Rio Tinto Finance USA PLC 4.13%, 08/21/2042	442,067
	United States Steel Corp
680,000	7.50%, 03/15/2022(d)	333,200
3,070,000	6.65%, 06/01/2037	1,258,700
		33,607,002
Communications — 7.02%
	Alcatel-Lucent USA Inc
250,000	6.50%, 01/15/2028	251,250
7,545,000	6.45%, 03/15/2029	7,639,312
24,300,000	America Movil SAB de CV MXP, 6.45%, 12/05/2022	1,336,645
	CenturyLink Inc
860,000	7.60%, 09/15/2039	657,900
425,000	7.65%, 03/15/2042	325,125
2,900,000	Clear Channel Worldwide Holdings Inc 7.63%, 03/15/2020	2,678,875
770,000	Consolidated Communications Inc 6.50%, 10/01/2022	646,800
2,490,000	DIRECTV Holdings LLC / DIRECTV Financing Co Inc 3.95%, 01/15/2025	2,454,667
	DISH DBS Corp
1,640,000	5.00%, 03/15/2023	1,422,700
390,000	5.88%, 11/15/2024	347,100
1,540,000	Eircom Finance Ltd(b) EUR, 9.25%, 05/15/2020	1,798,287
775,000	Embarq Corp 8.00%, 06/01/2036	798,250
405,000	Frontier Communications Corp(b) 11.00%, 09/15/2025	400,950
290,000	Lamar Media Corp 5.00%, 05/01/2023	293,625
610,000	Level 3 Communications Inc 5.75%, 12/01/2022	623,725
420,000	Level 3 Financing Inc 7.00%, 06/01/2020	438,900
63,000	Motorola Solutions Inc 6.63%, 11/15/2037	64,444
	Outfront Media Capital LLC / Outfront Media Capital Corp
280,000	5.25%, 02/15/2022	286,300
695,000	5.88%, 03/15/2025	705,425
	Portugal Telecom International Finance
1,350,000	EUR, 5.00%, 11/04/2019	806,916
1,300,000	EUR, 4.50%, 06/16/2025	642,166
	Qwest Capital Funding Inc
150,000	7.63%, 08/03/2021	153,750
1,960,000	6.88%, 07/15/2028	1,528,800
3,500,000	7.75%, 02/15/2031	2,957,500
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Communications — (continued)
	Qwest Corp
$ 500,000	7.25%, 09/15/2025	$ 531,882
1,837,000	6.88%, 09/15/2033	1,762,778
	Sprint Capital Corp
5,474,000	6.88%, 11/15/2028	3,818,115
540,000	8.75%, 03/15/2032	405,000
	Sprint Communications Inc
606,000	6.00%, 12/01/2016	604,864
815,000	6.00%, 11/15/2022	574,575
	Sprint Corp
545,000	7.88%, 09/15/2023	409,295
215,000	7.13%, 06/15/2024	155,069
	Telecom Italia Capital SA
500,000	6.38%, 11/15/2033	477,500
940,000	6.00%, 09/30/2034	867,150
	Telefonica Emisiones SAU
225,000	5.13%, 04/27/2020	245,667
400,000	GBP, 5.38%, 02/02/2026	655,674
200,000	GBP, 5.29%, 12/09/2022	324,939
525,000	7.05%, 06/20/2036	630,918
	Time Warner Cable Inc
35,000	5.88%, 11/15/2040	33,168
235,000	5.50%, 09/01/2041	212,357
200,000	4.50%, 09/15/2042	156,956
1,300,000	UPC Holding BV(b) EUR, 6.38%, 09/15/2022	1,500,092
	Viacom Inc
65,000	4.38%, 03/15/2043	47,614
70,000	5.85%, 09/01/2043	62,858
385,000	5.25%, 04/01/2044	317,663
2,100,000	Videotron Ltd(b) CAD, 5.63%, 06/15/2025	1,510,082
400,000	Virgin Media Finance PLC(b) 6.00%, 10/15/2024	399,000
4,000,000	VTR Finance BV(b) 6.88%, 01/15/2024	3,680,000
	Windstream Services LLC
1,400,000	7.75%, 10/01/2021	1,101,625
155,000	7.50%, 06/01/2022	118,963
915,000	7.50%, 04/01/2023	688,354
		50,551,570
Consumer, Cyclical — 11.47%
245,441	Air Canada 2013-1 Class B Pass Through Trust(b) 5.38%, 05/15/2021	247,282
360,174	American Airlines 2013-1 Class A Pass Through Trust 4.00%, 07/15/2025	363,776
176,981	American Airlines 2013-1 Class B Pass Through Trust(b) 5.63%, 01/15/2021	179,193
5,588,823	American Airlines 2013-2 Class A Pass Through Trust 4.95%, 01/15/2023	5,896,208
7,440,000	American Airlines Group Inc(b) 5.50%, 10/01/2019	7,347,000
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 241,523	Atlas Air 1998-1 Class B Pass Through Trust(h) 7.68%, 01/02/2016	$ 245,749
143,069	Atlas Air 1999-1 Class B Pass Through Trust(e)(h) 7.63%, 07/02/2016	143,070
530,566	Atlas Air 1999-1 Class C Pass Through Trust(e)(h) 8.77%, 01/02/2011	546,483
138,100	Atlas Air 2000-1 Class B Pass Through Trust(h) 9.06%, 01/02/2016	140,172
1,360,000	Beazer Homes USA Inc 7.25%, 02/01/2023	1,196,800
13,580,000	Best Buy Co Inc 5.00%, 08/01/2018	14,102,830
5,013	Continental Airlines 2000-2 Class B Pass Through Trust 8.31%, 04/02/2018	5,313
78,395	Continental Airlines 2012-1 Class B Pass Through Trust 6.25%, 04/11/2020	82,315
645,000	Continental Airlines 2012-3 Class C Pass Through Trust 6.13%, 04/29/2018	657,900
877,492	Delta Air Lines 2007-1 Class A Pass Through Trust 6.82%, 08/10/2022	1,010,695
196,357	Delta Air Lines 2009-1 Series B Pass Through Trust 9.75%, 12/17/2016	208,383
	Dillard's Inc
430,000	6.63%, 01/15/2018	464,196
500,000	7.88%, 01/01/2023	589,036
1,070,000	7.75%, 07/15/2026	1,236,939
850,000	Foot Locker Inc 8.50%, 01/15/2022	1,020,000
	Ford Motor Co
155,000	6.50%, 08/01/2018(d)	171,579
245,000	7.13%, 11/15/2025(d)	286,443
265,000	7.50%, 08/01/2026	314,700
50,000	6.63%, 02/15/2028	56,296
755,000	6.63%, 10/01/2028	871,729
2,080,000	6.38%, 02/01/2029	2,342,924
2,035,000	7.45%, 07/16/2031	2,511,217
920,000	7.40%, 11/01/2046	1,124,494
1,215,000	GameStop Corp(b)(d) 5.50%, 10/01/2019	1,196,775
1,210,000	General Motors Financial Co Inc 4.38%, 09/25/2021	1,227,004
2,595,000	Group 1 Automotive Inc 5.00%, 06/01/2022	2,569,050
2,625,000	Ingram Micro Inc 5.25%, 09/01/2017	2,742,193
3,750,000	INVISTA Finance LLC(b) 4.25%, 10/15/2019	3,637,500
166,000	JC Penney Corp Inc 6.38%, 10/15/2036	102,090
	K Hovnanian Enterprises Inc
445,000	7.00%, 01/15/2019(b)(d)	298,150
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 680,000	8.00%, 11/01/2019(b)	$ 421,600
45,000	5.00%, 11/01/2021	30,150
450,000	KB Home 4.75%, 05/15/2019	436,500
	Lennar Corp
1,760,000	4.50%, 06/15/2019	1,789,700
1,330,000	4.75%, 11/15/2022	1,318,695
	New Albertsons Inc
805,000	7.75%, 06/15/2026	740,600
4,275,000	6.63%, 06/01/2028	3,441,375
4,905,000	7.45%, 08/01/2029	4,340,925
75,000	8.70%, 05/01/2030	70,875
1,500,000	8.00%, 05/01/2031	1,365,000
	PulteGroup Inc
1,000,000	6.38%, 05/15/2033	1,015,000
3,870,000	6.00%, 02/15/2035	3,792,600
665,000	Toro Co 6.63%, 05/01/2037	744,256
1,395,000	Toys R Us Inc 7.38%, 10/15/2018	662,625
	TRI Pointe Holdings Inc
415,000	4.38%, 06/15/2019	405,663
5,000	5.88%, 06/15/2024	4,863
327,451	United Airlines 2007-1 Pass Through Trust 6.64%, 07/02/2022	348,735
73,082	United Airlines 2009-1 Pass Through Trust 10.40%, 11/01/2016	77,477
1,033,348	United Airlines 2014-1 Class A Pass Through Trust 4.00%, 04/11/2026	1,056,598
546,939	US Airways 2011-1 Class A Pass Through Trust 7.13%, 10/22/2023	628,980
1,166,834	US Airways 2012-1 Class A Pass Through Trust 5.90%, 10/01/2024	1,289,352
2,065,943	US Airways 2012-1 Class B Pass Through Trust 8.00%, 10/01/2019	2,231,219
808,420	US Airways 2012-2 Class A Pass Through Trust 4.63%, 06/03/2025	838,736
240,000	Wagamama Finance PLC(b) GBP, 7.88%, 02/01/2020	373,358
		82,560,366
Consumer, Non-Cyclical — 4.37%
475,000	Avon Products Inc 8.70%, 03/15/2043	342,000
430,000	BioScrip Inc 8.88%, 02/15/2021	341,850
620,000	Boston Scientific Corp 6.00%, 01/15/2020	688,455
285,000	Delhaize Group 5.70%, 10/01/2040	293,237
970,000	DS Services of America Inc(b) 10.00%, 09/01/2021	1,100,950
	HCA Inc
130,000	5.88%, 03/15/2022	137,150
45,000	4.75%, 05/01/2023	44,550
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$1,875,000	5.88%, 05/01/2023(d)	$ 1,921,875
395,000	7.50%, 12/15/2023	422,650
575,000	8.36%, 04/15/2024	649,750
765,000	7.69%, 06/15/2025	824,288
1,115,000	7.58%, 09/15/2025	1,201,412
2,505,000	7.05%, 12/01/2027	2,523,787
725,000	7.50%, 11/06/2033	772,125
175,000	7.75%, 07/15/2036	185,500
3,895,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc(b) 7.88%, 10/01/2022	3,486,025
	RR Donnelley & Sons Co
265,000	7.88%, 03/15/2021	274,010
1,970,000	7.00%, 02/15/2022	1,864,112
105,000	6.50%, 11/15/2023	97,125
1,010,000	6.00%, 04/01/2024	901,425
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,134,300
3,195,000	SUPERVALU Inc(d) 6.75%, 06/01/2021	2,891,475
	Tenet Healthcare Corp
1,985,000	5.00%, 03/01/2019	1,831,162
1,180,000	6.75%, 06/15/2023(d)	1,094,450
425,000	6.88%, 11/15/2031	344,250
	United Rentals North America Inc
445,000	7.63%, 04/15/2022	475,572
775,000	6.13%, 06/15/2023	792,438
4,850,000	5.75%, 11/15/2024	4,801,500
		31,437,423
Energy — 3.30%
1,065,819	Alta Wind Holdings LLC(b) 7.00%, 06/30/2035	1,141,757
220,000	Anadarko Petroleum Corp 4.50%, 07/15/2044	168,428
	Baytex Energy Corp(b)
30,000	5.13%, 06/01/2021	20,175
45,000	5.63%, 06/01/2024	30,150
2,035,000	Bellatrix Exploration Ltd(b) 8.50%, 05/15/2020	1,444,850
	California Resources Corp
205,000	5.00%, 01/15/2020(d)	73,031
3,395,000	5.50%, 09/15/2021(d)	1,069,425
450,000	6.00%, 11/15/2024	137,250
	Chesapeake Energy Corp
315,000	7.25%, 12/15/2018(d)	124,425
390,000	6.63%, 08/15/2020(d)	113,100
35,000	6.88%, 11/15/2020	9,975
1,175,000	6.13%, 02/15/2021	331,350
2,965,000	4.88%, 04/15/2022(d)	822,965
190,000	5.75%, 03/15/2023	55,100
	Continental Resources Inc
45,000	4.50%, 04/15/2023	32,331
600,000	3.80%, 06/01/2024	422,656
395,000	DCP Midstream LLC(b) 6.45%, 11/03/2036	266,231
	Enbridge Energy Partners LP
1,750,000	5.88%, 10/15/2025(d)	1,686,582
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Energy — (continued)
$1,665,000	7.38%, 10/15/2045	$ 1,595,198
500,000	EQT Corp 8.13%, 06/01/2019	540,093
860,000	FTS International Inc 6.25%, 05/01/2022	240,800
200,000	Global Marine Inc(d) 7.00%, 06/01/2028	97,000
760,000	Halcon Resources Corp 8.88%, 05/15/2021	220,400
600,000	IFM US Colonial Pipeline 2 LLC(b) 6.45%, 05/01/2021	639,685
250,000	Kinder Morgan Inc 7.80%, 08/01/2031	234,569
	MPLX LP(b)
80,000	4.50%, 07/15/2023	71,576
295,000	4.88%, 06/01/2025	264,025
2,700,000	Newfield Exploration Co 5.63%, 07/01/2024	2,301,750
	ONEOK Partners LP
155,000	4.90%, 03/15/2025	130,547
70,000	6.20%, 09/15/2043	53,379
	Paragon Offshore PLC(b)(g)
741,000	6.75%, 07/15/2022	103,740
1,714,000	7.25%, 08/15/2024	239,960
1,075,000	Petrobras Global Finance BV 5.63%, 05/20/2043	653,062
2,135,000	Precision Drilling Corp 5.25%, 11/15/2024	1,451,800
	QEP Resources Inc
235,000	5.38%, 10/01/2022	169,200
980,000	5.25%, 05/01/2023	695,800
	Range Resources Corp
1,455,000	5.00%, 08/15/2022	1,087,612
490,000	5.00%, 03/15/2023	365,050
965,000	4.88%, 05/15/2025(b)	733,400
1,110,000	Sabine Pass Liquefaction LLC 5.63%, 02/01/2021	1,021,200
3,205,000	Sidewinder Drilling Inc(b)(g) 9.75%, 11/15/2019	1,410,200
	Transocean Inc(d)
370,000	7.13%, 12/15/2021	239,113
1,090,000	4.30%, 10/15/2022	577,700
700,000	Western Refining Logistics LP / WNRL Finance Corp 7.50%, 02/15/2023	668,500
		23,755,140
Financial — 16.60%
100,000	AGFC Capital Trust I(b)(c) 6.00%, 01/15/2067	70,000
	Ally Financial Inc
255,000	3.13%, 01/15/2016	255,000
552,000	8.00%, 12/31/2018	604,440
1,500,000	3.50%, 01/27/2019	1,479,375
3,770,000	5.13%, 09/30/2024	3,859,537
869,000	8.00%, 11/01/2031	1,003,695
	American International Group Inc
60,000	4.88%, 06/01/2022	64,796
75,000	4.13%, 02/15/2024	77,018
Principal Amount(a)		Fair Value
Financial — (continued)
	Bank of America Corp
$ 50,000	EUR, 0.43%, 09/14/2018(c)	$ 53,387
800,000	5.49%, 03/15/2019	862,637
1,724,000	7.63%, 06/01/2019	1,996,940
800,000	3.30%, 01/11/2023	787,460
450,000	4.25%, 10/22/2026	445,425
1,900,000	6.11%, 01/29/2037	2,155,930
850,000	Camden Property Trust 5.70%, 05/15/2017	887,512
	Citigroup Inc
4,010,000	NZD, 6.25%, 06/29/2017	2,841,787
100,000	EUR, 1.16%, 11/30/2017(c)	108,676
5,925,000	3.50%, 05/15/2023	5,825,561
3,506,686	Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust(b) 6.13%, 11/30/2019	3,559,287
13,000	Duke Realty LP 5.95%, 02/15/2017	13,573
2,125,000	Fidelity National Financial Inc 5.50%, 09/01/2022	2,255,301
1,900,000	Forethought Financial Group Inc(b) 8.63%, 04/15/2021	2,151,292
	General Electric Capital Corp
400,000	NZD, 6.75%, 09/26/2016	279,648
680,000	NZD, 5.50%, 02/01/2017	474,007
	Genworth Holdings Inc
1,005,000	4.90%, 08/15/2023	668,325
415,000	4.80%, 02/15/2024	280,125
450,000	6.50%, 06/15/2034	272,250
	Goldman Sachs Group Inc
8,135,000	CAD, 3.55%, 02/12/2021(g)	6,203,518
1,600,000	6.75%, 10/01/2037	1,870,298
1,560,000	Hanover Insurance Group Inc 6.38%, 06/15/2021	1,767,653
2,520,000	HBOS PLC(b) 6.75%, 05/21/2018	2,748,448
	Highwoods Realty LP
2,640,000	5.85%, 03/15/2017	2,752,234
2,200,000	7.50%, 04/15/2018	2,431,345
	International Lease Finance Corp
295,000	6.25%, 05/15/2019	316,019
290,000	8.25%, 12/15/2020	342,925
1,105,000	4.63%, 04/15/2021	1,132,625
1,385,000	5.88%, 08/15/2022	1,475,025
	iStar Financial Inc
115,000	3.88%, 07/01/2016	114,712
110,000	5.85%, 03/15/2017	111,925
575,000	7.13%, 02/15/2018	595,125
350,000	4.88%, 07/01/2018	343,000
345,000	Jefferies Finance LLC / JFIN Co-Issuer Corp(b) 6.88%, 04/15/2022	289,800
	Jefferies Group LLC
265,000	5.13%, 04/13/2018	275,619
975,000	6.88%, 04/15/2021	1,090,713
1,165,000	5.13%, 01/20/2023	1,155,824
705,000	6.45%, 06/08/2027	745,083
1,140,000	6.25%, 01/15/2036	1,053,090
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,335,000	JPMorgan Chase & Co NZD, 4.25%, 11/02/2018	$ 923,529
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,181,866
570,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp 7.38%, 10/01/2017	567,862
2,472,000	Lloyds Banking Group PLC(b) 4.58%, 12/10/2025	2,478,022
600,000	MBIA Insurance Corp(b)(c) 11.58%, 01/15/2033	112,500
245,000	MetLife Capital Trust X(b) 9.25%, 04/08/2038	338,100
1,355,000	MetLife Inc 10.75%, 08/01/2039	2,122,269
	Morgan Stanley
1,700,000	AUD, 7.63%, 03/03/2016	1,247,889
300,000	0.77%, 10/18/2016(c)	299,383
1,025,000	AUD, 4.75%, 11/16/2018	769,009
435,000	5.75%, 01/25/2021	488,397
2,225,000	CAD, 3.13%, 08/05/2021	1,656,891
570,000	3.75%, 02/25/2023	583,832
11,545,000	4.10%, 05/22/2023	11,662,771
3,895,000	4.35%, 09/08/2026	3,907,733
3,005,000	Mutual of Omaha Insurance Co(b) 6.80%, 06/15/2036	3,756,968
	Navient Corp
100,000	4.63%, 09/25/2017	98,500
2,175,000	8.45%, 06/15/2018	2,289,187
345,000	5.50%, 01/15/2019	322,575
1,015,000	4.88%, 06/17/2019(d)	933,800
190,000	5.50%, 01/25/2023	152,000
1,035,000	6.13%, 03/25/2024	843,525
395,000	5.88%, 10/25/2024	316,000
3,035,000	5.63%, 08/01/2033	2,033,450
2,120,000	Old Republic International Corp 4.88%, 10/01/2024	2,172,502
535,000	Penn Mutual Life Insurance Co(b) 6.65%, 06/15/2034	630,433
1,060,000	Quicken Loans Inc(b) 5.75%, 05/01/2025	1,009,650
	Royal Bank of Scotland Group PLC
70,000	EUR, 5.25%, Perpetual(i)	75,693
905,000	EUR, 5.50%, Perpetual(i)	979,334
620,000	6.10%, 06/10/2023	666,155
1,185,000	6.00%, 12/19/2023	1,276,263
	Royal Bank of Scotland PLC
50,000	EUR, 4.35%, 01/23/2017	56,207
400,000	EUR, 6.93%, 04/09/2018	486,748
50,000	EUR, 4.63%, 09/22/2021(c)	55,003
300,000	Santander Issuances SAU(b) 5.91%, 06/20/2016	304,759
	Societe Generale SA(b)
1,700,000	5.92%, Perpetual(c)(d)(i)	1,723,375
1,965,000	5.63%, 11/24/2045	1,882,663
	Springleaf Finance Corp
900,000	6.50%, 09/15/2017	918,000
1,325,000	5.25%, 12/15/2019	1,258,750
Principal Amount(a)		Fair Value
Financial — (continued)
$2,545,000	6.00%, 06/01/2020	$ 2,417,750
2,055,000	7.75%, 10/01/2021	2,024,175
825,000	8.25%, 10/01/2023	833,250
	XLIT Ltd
575,000	6.38%, 11/15/2024	670,276
725,000	6.25%, 05/15/2027	834,007
		119,509,016
Industrial — 4.53%
	AECOM Technology Corp
215,000	5.75%, 10/15/2022	221,450
225,000	5.88%, 10/15/2024	229,500
159,000	Agilent Technologies Inc 6.50%, 11/01/2017	169,712
1,650,000	APL Ltd 8.00%, 01/15/2024	1,221,000
2,390,000	Atrium Windows & Doors Inc(b) 7.75%, 05/01/2019	1,768,600
1,290,000	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Issuer Inc(b) 6.00%, 06/15/2017	1,248,075
	Bombardier Inc(b)
6,985,000	6.00%, 10/15/2022(d)	4,896,485
1,550,000	CAD, 7.35%, 12/22/2026	840,139
425,000	Cleaver-Brooks Inc(b) 8.75%, 12/15/2019	410,125
950,000	Corning Inc 7.25%, 08/15/2036	1,096,881
740,000	Gates Global LLC / Gates Global Co(b) 6.00%, 07/15/2022	532,800
3,500,000	Hellenic Railways Organization SA(c) EUR, 0.25%, 05/24/2016	3,456,562
	Masco Corp
1,000,000	7.75%, 08/01/2029	1,110,000
1,620,000	6.50%, 08/15/2032	1,636,200
1,025,000	Meccanica Holdings USA Inc(b) 6.25%, 01/15/2040	948,125
386,000	Missouri Pacific Railroad Co 5.00%, 01/01/2045	348,050
865,000	Owens Corning 7.00%, 12/01/2036	948,272
3,930,000	Rock-Tenn Co 4.00%, 03/01/2023	3,943,315
	Sealed Air Corp(b)
105,000	4.88%, 12/01/2022	105,263
2,245,000	5.50%, 09/15/2025	2,289,900
	TransDigm Inc
2,200,000	7.50%, 07/15/2021	2,277,000
837,000	6.50%, 07/15/2024	832,397
780,000	6.50%, 05/15/2025(b)	755,625
375,000	Transfield Services Ltd(b) 8.38%, 05/15/2020	388,125
	Westvaco Corp
485,000	8.20%, 01/15/2030	628,471
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 230,000	7.95%, 02/15/2031	$ 283,791
		32,585,863
Technology — 0.47%
535,000	Advanced Micro Devices Inc 7.00%, 07/01/2024	347,750
2,445,000	Amkor Technology Inc(d) 6.38%, 10/01/2022	2,377,763
750,000	Micron Technology Inc(b) 5.63%, 01/15/2026	648,750
		3,374,263
Utilities — 1.27%
2,505,000	AES Corp 4.88%, 05/15/2023	2,191,875
1,062,341	Bruce Mansfield Unit 1 2007 Pass Through Trust 6.85%, 06/01/2034	1,067,132
1,587,000	DPL Inc 6.75%, 10/01/2019	1,587,000
2,210,000	EDP Finance BV(b) 4.13%, 01/15/2020	2,215,083
1,900,000	Enel Finance International NV(b) 6.00%, 10/07/2039	2,124,468
		9,185,558
TOTAL CORPORATE BONDS AND NOTES — 53.70% (Cost $410,289,560)		$ 386,566,201
CONVERTIBLE BONDS
Basic Materials — 0.03%
215,000	RPM International Inc 2.25%, 12/15/2020	244,697
Communications — 1.07%
	Ciena Corp
3,825,000	0.88%, 06/15/2017(d)	3,750,891
1,045,000	3.75%, 10/15/2018(b)	1,295,800
1,140,000	JDS Uniphase Corp 0.63%, 08/15/2033	1,068,037
57,731	Liberty Interactive LLC 3.50%, 01/15/2031	29,515
1,545,000	Priceline Group Inc(d) 0.90%, 09/15/2021	1,558,519
		7,702,762
Consumer, Cyclical — 0.19%
540,000	CalAtlantic Group Inc 0.25%, 06/01/2019	482,962
155,000	Iconix Brand Group Inc 1.50%, 03/15/2018	76,338
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 935,000	KB Home 1.38%, 02/01/2019	$ 836,241
		1,395,541
Consumer, Non-Cyclical — 0.03%
160,000	Hologic Inc(j) 2.00%, 03/01/2018	213,800
Energy — 0.53%
	Chesapeake Energy Corp
3,640,000	2.50%, 05/15/2037	1,710,800
6,250,000	2.25%, 12/15/2038	2,085,937
		3,796,737
Financial — 0.35%
195,000	Jefferies Group LLC 3.88%, 11/01/2029	194,025
1,810,000	Old Republic International Corp(d) 3.75%, 03/15/2018	2,291,913
		2,485,938
Industrial — 0.02%
95,000	Trinity Industries Inc 3.88%, 06/01/2036	113,703
Technology — 3.69%
1,335,000	Brocade Communications Systems Inc(b)(d) 1.38%, 01/01/2020	1,281,600
	Intel Corp
4,565,000	2.95%, 12/15/2035	5,840,347
6,090,000	3.25%, 08/01/2039	10,128,431
1,070,000	Microchip Technology Inc(b) 1.63%, 02/15/2025	1,063,312
	Nuance Communications Inc
3,497,000	1.50%, 11/01/2035	3,752,718
760,000	1.00%, 12/15/2035(b)	731,025
1,735,000	ON Semiconductor Corp(b)(d) 1.00%, 12/01/2020	1,615,719
2,505,000	Rovi Corp(b) 0.50%, 03/01/2020	2,188,744
		26,601,896
TOTAL CONVERTIBLE BONDS — 5.91% (Cost $41,252,182)		$ 42,555,074
FOREIGN GOVERNMENT BONDS AND NOTES
	Canadian Government Bond
13,981,000	CAD, 1.25%, 02/01/2016	10,109,323
35,340,000	CAD, 0.25%, 05/01/2017	25,459,767
8,945,000	CAD, 1.25%, 09/01/2018	6,592,033
3,625,000	CAD, 0.75%, 09/01/2020	2,621,097
17,325,000	Inter-American Development Bank NZD, 6.00%, 12/15/2017	12,477,199
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Mexican Bonos
$ 835,000(k)	MXP, 6.50%, 06/10/2021	$ 5,012,200
845,500 (k)	MXP, 8.00%, 12/07/2023	5,490,940
1,145,000 (k)	MXP, 10.00%, 12/05/2024	8,363,327
335,000 (k)	MXP, 7.50%, 06/03/2027	2,109,998
85,000 (k)	MXP, 8.50%, 05/31/2029	576,637
115,000 (k)	MXP, 7.75%, 05/29/2031	731,847
	New South Wales Treasury Corp
8,775,000	AUD, 6.00%, 02/01/2018	6,890,540
10,505,000	AUD, 3.50%, 03/20/2019	7,954,400
12,670,000	New Zealand Government Bond NZD, 5.00%, 03/15/2019	9,245,365
	Norway Government Bond(b)
34,725,000	NOK, 4.25%, 05/19/2017	4,114,047
9,545,000	NOK, 4.50%, 05/22/2019	1,213,768
6,650,000	NOK, 3.75%, 05/25/2021	858,118
6,700,000	Portugal Government International Bond(b) 5.13%, 10/15/2024	6,812,560
443,947	Province of Alberta Canada CAD, 5.93%, 09/16/2016	328,287
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 16.25% (Cost $138,728,048)		$ 116,961,453
MUNICIPAL BONDS AND NOTES
1,645,000	Michigan Tobacco Settlement Finance Authority 7.31%, 06/01/2034	1,419,224
1,495,000	State of Illinois 5.52%, 04/01/2038	1,335,349
4,410,000	Tobacco Settlement Financing Corp 6.71%, 06/01/2046	3,399,360
TOTAL MUNICIPAL BONDS AND NOTES — 0.85% (Cost$7,536,501)		$ 6,153,933
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
23,310,000	0.25%, 02/29/2016	23,308,182
100,000,000	0.75%, 10/31/2017	99,468,800
TOTAL U.S. TREASURY BONDS AND NOTES — 17.05% (Cost $123,084,786)		$ 122,776,982
Shares		Fair Value
COMMON STOCK
Basic Materials — 0.05%
3,961	PPG Industries Inc	$ 391,426
Communications — 0.09%
11,481	Level 3 Communications Inc(l)	624,107
Consumer, Cyclical — 0.34%
172,110	Ford Motor Co	2,425,030
Energy — 0.05%
42,007	Chesapeake Energy Corp(d)	189,031
65,662	Hercules Offshore Inc(l)	142,487
		331,518
Industrial — 0.19%
51,679	Corning Inc	944,692
26,029	Owens-Illinois Inc(l)	453,425
		1,398,117
TOTAL COMMON STOCK — 0.72% (Cost $8,936,822)		$ 5,170,198
CONVERTIBLE PREFERRED STOCK
Energy — 0.01%
240	Chesapeake Energy Corp, 5.75%(b)	47,850
		47,850
Financial — 0.50%
976	Crown Castle International Corp, 4.50%	104,227
35,349	FelCor Lodging Trust Inc Series A, 1.95%(d)	889,246
51,187	Weyerhaeuser Co Series A, 6.38%	2,573,744
		3,567,217
Industrial — 0.20%
12,500	Stanley Black & Decker Inc Series A, 6.25%(d)	1,459,875
		1,459,875
Utilities — 0.04%
6,004	AES Trust III Series A, 6.75%	302,452
		302,452
TOTAL CONVERTIBLE PREFERRED STOCK — 0.75% (Cost $5,325,358)		$ 5,377,394
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Shares		Fair Value
PREFERRED STOCK
Basic Materials — 0.28%
37,475	Alcoa Inc	$ 1,248,386
112,340	ArcelorMittal	726,705
43,325	Cliffs Natural Resources Inc	62,956
		2,038,047
Communications — 0.01%
742	Cincinnati Bell Inc(d)	35,616
Energy — 0.19%
9,974	Chesapeake Energy Corp(d)	172,960
30,000	El Paso Energy Capital Trust I	1,228,125
		1,401,085
Financial — 0.32%
1,484	Bank of America Corp	1,617,560
267	iStar Financial Inc	13,270
10,955	SLM Corp	471,613
3,200	Welltower Inc	194,600
		2,297,043
Utilities — 0.13%
25,000	Southern California Edison Co	615,000
3,600	Union Electric Co	342,000
		957,000
TOTAL PREFERRED STOCK — 0.93% (Cost $9,454,129)		$ 6,728,791
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 3.42%
	Federal Home Loan Bank
$ 4,590,000	0.03%, 01/04/2016	4,589,989
20,000,000	0.12%, 01/14/2016	19,999,133
		24,589,122
Repurchase Agreements — 3.71%
6,340,510	Undivided interest of 20.43% in a repurchase agreement (principal amount/value $31,040,248 with a maturity value of $31,041,317) with Merrill Lynch, Pierce, Fenner & Smith, 0.31%, dated 12/31/15 to be repurchased at $6,340,510 on 1/4/16 collateralized by Government National Mortgage Association securities, 3.00% - 4.50%, 11/15/42 - 2/20/45, with a value of $31,661,053.(m)	6,340,510
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$6,340,509	Undivided interest of 32.62% in a repurchase agreement (principal amount/value $19,440,612 with a maturity value of $19,441,282) with BNP Paribas Securities Corp, 0.31%, dated 12/31/15 to be repurchased at $6,340,509 on 1/4/16 collateralized by U.S. Treasury securities and Government National Mortgage Association securities, 0.00% - 4.50%, 6/9/16 - 5/20/45, with a value of $19,829,426.(m)
		$ 6,340,509
1,334,611	Undivided interest of 34.84% in a repurchase agreement (principal amount/value $3,831,340 with a maturity value of $3,831,451) with RBC Capital Markets Corp, 0.26%, dated 12/31/15 to be repurchased at $1,334,611 on 1/4/16 collateralized by U.S. Treasury securities, 0.00% - 4.25%, 5/15/16 - 9/9/49, with a value of $3,907,967.(m)	1,334,611
6,340,510	Undivided interest of 7.75% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,824,525) with HSBC Securities (USA) Inc, 0.28%, dated 12/31/15 to be repurchased at $6,340,510 on 1/4/16 collateralized by U.S. Treasury securities and Federal National Mortgage Association securities, 0.00% - 7.25%, 1/15/16 - 11/15/43, with a value of $83,458,653.(m)	6,340,510
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Principal Amount	Fair Value
Repurchase Agreements — (continued)
$6,340,509	Undivided interest of 7.75% in a repurchase agreement (principal amount/value $81,821,979 with a maturity value of $81,825,070) with Citigroup Global Markets Inc, 0.34%, dated 12/31/15 to be repurchased at $6,340,509 on 1/4/16 collateralized by various U.S. Government Agency securities, 0.00% - 11.50%, 1/15/16 - 4/1/51, with a value of $83,458,416.(m)
$ 6,340,509
26,696,649
SHORT TERM INVESTMENTS — 7.13% (Cost $51,285,771)	$ 51,285,771
TOTAL INVESTMENTS — 103.46% (Cost $797,395,343)	$ 744,810,695
OTHER ASSETS & LIABILITIES, NET — (3.46)%	$ (24,878,914)
TOTAL NET ASSETS — 100.00%	$ 719,931,781
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2015, the aggregate cost and fair value of 144A securities was $115,654,809 and $103,422,583, respectively, representing 14.38% of net assets.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2015.
(d)	All or a portion of the security is on loan at December 31, 2015.
(e)	Security in default; some interest payments received during the last 12 months. At December 31, 2015, the aggregate cost and fair value of such securities was $2,307,281 and $796,953, respectively, representing 0.12% of net assets.
(f)	Security in bankruptcy at December 31, 2015.
(g)	Restricted security; further details of these securities are included in a subsequent table.
(h)	Security is fair valued under procedures adopted by the Board of Directors.
(i)	Security has no contractual maturity date and pays an indefinite stream of interest.
(j)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2015. Maturity date disclosed represents final maturity date.
(k)	Principal amount is stated in 100 Mexican Peso Units.
(l)	Non-income producing security.
(m)	Collateral received for securities on loan.
LP	Limited Partnership
At December 31, 2015, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
Essar Steel Algoma Inc	9.50%	11/15/2019	02/03/2015	$1,633,645	$107,400	0.02%
Goldman Sachs Group Inc	3.55	02/12/2021	02/05/2014	7,335,375	6,203,518	0.86
Paragon Offshore PLC	6.75	07/15/2022	07/11/2014	741,000	103,740	0.01
Paragon Offshore PLC	7.25	08/15/2024	07/11/2014	1,714,000	239,960	0.03
Sidewinder Drilling Inc	9.75	11/15/2019	10/23/2012 - 10/09/2013	3,139,413	1,410,200	0.20
				$14,563,433	$8,064,818	1.12%
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2015
Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2015
Great-West Loomis Sayles Bond Fund
ASSETS:
Investments in securities, fair value (including $26,031,838 of securities on loan)(a)	$718,114,046
Repurchase agreements, fair value(b)	26,696,649
Cash	321,972
Cash denominated in foreign currencies, fair value(c)	54,093
Subscriptions receivable	764,592
Dividends and interest receivable	7,729,613
Total Assets	753,680,965
LIABILITIES:
Payable to investment adviser	341,323
Payable for administrative services fees	99,401
Payable upon return of securities loaned	26,696,649
Redemptions payable	5,808,293
Payable for investments purchased	803,518
Total Liabilities	33,749,184
NET ASSETS	$719,931,781
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$7,196,707
Paid-in capital in excess of par	765,884,028
Net unrealized depreciation	(52,584,648)
Overdistributed net investment income	(842,706)
Accumulated net realized gain	278,400
NET ASSETS	$719,931,781
NET ASSETS BY CLASS
Initial Class	$327,015,129
Institutional Class	$392,916,652
CAPITAL STOCK:
Authorized
Initial Class	80,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	27,527,080
Institutional Class	44,439,987
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$11.88
Institutional Class	$8.84
(a) Cost of investments	$770,698,694
(b) Cost of repurchase agreements	$26,696,649
(c) Cost of cash denominated in foreign currencies	$54,093
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2015
Great-West Loomis Sayles Bond Fund
INVESTMENT INCOME:
Interest	$33,626,465
Income from securities lending	299,268
Dividends	1,268,318
Total Income	35,194,051
EXPENSES:
Management fees	5,187,983
Administrative services fees – Initial Class	856,397
Total Expenses	6,044,380
NET INVESTMENT INCOME	29,149,671
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(1,248,313)
Net change in unrealized depreciation on investments and foreign currency translations	(79,251,836)
Net Realized and Unrealized Loss	(80,500,149)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,350,478)
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2015 and 2014
Great-West Loomis Sayles Bond Fund	2015	2014
OPERATIONS:
Net investment income	$29,149,671	$27,816,444
Net realized gain (loss)	(1,248,313)	30,427,359
Net change in unrealized depreciation	(79,251,836)	(32,006,596)
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,350,478)	26,237,207
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(8,851,162)	(29,502,136)
Institutional Class	(13,226,418)	N/A
From net investment income	(22,077,580)	(29,502,136)
From net realized gains
Initial Class	(4,537,513)	(26,292,787)
Institutional Class	(6,227,242)	N/A
From net realized gains	(10,764,755)	(26,292,787)
Total Distributions	(32,842,335)	(55,794,923)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	140,797,875	238,250,548
Institutional Class	498,908,437	N/A
Shares issued in reinvestment of distributions
Initial Class	13,388,675	55,794,923
Institutional Class	19,453,660	N/A
Shares redeemed
Initial Class	(573,316,689)	(237,333,568)
Institutional Class	(75,579,430)	N/A
Net Increase in Net Assets Resulting from Capital Share Transactions	23,652,528	56,711,903
Total Increase (Decrease) in Net Assets	(60,540,285)	27,154,187
NET ASSETS:
Beginning of year	780,472,066	753,317,879
End of year(a)	$719,931,781	$780,472,066
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	10,837,424	16,902,782
Institutional Class	50,325,762	N/A
Shares issued in reinvestment of distributions
Initial Class	1,077,349	4,144,440
Institutional Class	2,114,034	N/A
Shares redeemed
Initial Class	(43,514,486)	(16,843,814)
Institutional Class	(7,999,809)	N/A
Net Increase	12,840,274	4,203,408
(a)Including overdistributed net investment income:	$(842,706)	$(162,380)
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(a)
Initial Class
12/31/2015	$13.20	0.46 (b)	(1.31)	(0.85)	-	(0.31)	(0.16)	(0.47)	$11.88	(6.55%)
12/31/2014	$13.72	0.50 (b)	(0.02)	0.48	-	(0.53)	(0.47)	(1.00)	$13.20	3.45%
12/31/2013	$13.28	0.55 (b)	0.50	1.05	-	(0.47)	(0.14)	(0.61)	$13.72	8.04%
12/31/2012	$12.08	0.67 (b)	1.25	1.92	-	(0.64)	(0.08)	(0.72)	$13.28	16.03%
12/31/2011	$12.28	0.72	(0.17)	0.55	-	(0.75)	-	(0.75)	$12.08	4.43%
Institutional Class
12/31/2015 (c)	$10.00	0.26 (b)	(0.97)	(0.71)	-	(0.31)	(0.14)	(0.45)	$ 8.84	(7.17%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2015	$327,015	0.90%	0.90%	N/A	3.58%	35%
12/31/2014	$780,472	0.90%	0.90%	N/A	3.56%	21%
12/31/2013	$753,318	0.90%	0.90%	4.01%	4.01%	20%
12/31/2012	$436,750	0.90%	0.90%	5.16%	5.16%	20%
12/31/2011	$345,032	0.90%	0.90%	5.11%	5.11%	20%
Institutional Class
12/31/2015 (c)	$392,917	0.55% (f)	0.55% (f)	N/A	4.07% (f)	35%
(a)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2015

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-three funds. Interests in the Great-West Loomis Sayles Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. The Institutional Class shares were capitalized on May 1, 2015. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2015

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes, Foreign Government Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

Annual Report - December 31, 2015

As of December 31, 2015, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 1,234,898	$ —	$ 1,234,898
Corporate Bonds and Notes	—	385,490,727	1,075,474	386,566,201
Convertible Bonds	—	42,555,074	—	42,555,074
Foreign Government Bonds and Notes	—	116,961,453	—	116,961,453
Municipal Bonds and Notes	—	6,153,933	—	6,153,933
U.S. Treasury Bonds and Notes	—	122,776,982	—	122,776,982
Common Stock	5,170,198	—	—	5,170,198
Convertible Preferred Stock	104,227	5,273,167	—	5,377,394
Preferred Stock	1,428,613	5,300,178	—	6,728,791
Short Term Investments	—	51,285,771	—	51,285,771
Total Assets	$ 6,703,038	$ 737,032,183	$ 1,075,474	$ 744,810,695
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.

Annual Report - December 31, 2015

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2015 and 2014 were as follows:
	2015	2014
Ordinary income	$21,748,991	$29,502,136
Long-term capital gain	11,093,344	26,292,787
	$32,842,335	$55,794,923
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2015. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$-	$(7,752,417)	$7,752,417
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	285,178
Capital loss carryforwards	—
Post-October losses	(809,486)
Net unrealized depreciation	(52,624,646)
Tax composition of capital	$(53,148,954)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(798,344)	$(11,142)

Annual Report - December 31, 2015

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2015 were as follows:
Federal tax cost of investments	$797,435,341
Gross unrealized appreciation on investments	31,880,891
Gross unrealized depreciation on investments	(84,505,537)
Net unrealized depreciation on investments	$(52,624,646)
Application of Recent Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (ASU No. 2014-11). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund adopted ASU No. 2014-11 for its fiscal year beginning January 1, 2015. The adoption of ASU No. 2014-11 did not have an impact on the Fund’s financial position or the results of its operations.
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. At this time, the Fund is evaluating the impact, if any, of ASU No. 2015-07 on the financial statements and related disclosures.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2015, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. Prior to May 1, 2015, the Adviser received monthly compensation at the annual rate of 0.90% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Fund is not responsible for payment of the sub-advisory fees.
Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-three funds for which they serve as directors was $296,250 for the year ended December 31, 2015.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $139,629,888 and $116,132,517, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $123,268,806 and $134,511,049, respectively.

Annual Report - December 31, 2015

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2015 the Fund had securities on loan valued at $26,031,838 and received collateral as reported on the Statement of Assets and Liabilities of $26,696,649 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the collateral pledged by the Fund under the securities lending agreement by class of investment as of December 31, 2015. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$18,012,836
Common Stocks	182,978
Convertible Bonds	6,221,793
Convertible Preferred Stock	1,458,846
Preferred Stock	155,385
Total secured borrowings	$26,031,838
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities of the Great-West Loomis Sayles Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Loomis Sayles Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 26, 2016

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2015, 4% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Managing Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp
Donna L. Lynne 8515 East Orchard Road, Greenwood Village, CO 80111 1953	Independent Director	Since 2014	Executive Vice President and Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals; President, Kaiser Foundation Health Plan of Colorado; formerly, Group President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals	63	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	63	Director, Guaranty Bancorp

Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert K. Shaw 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman	Since 2014 (as Director) Since 2015 (as Chairman)	President, Individual Markets, GWL&A and GWL&A of NY; Director and Executive Vice President, GWFS; Manager, Chairman, President and Chief Executive Officer, GWCM	63	N/A
Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Compliance Officer	Since 2004 (as Chief Compliance Officer)	Deputy General Counsel and Chief Compliance Officer, GWL&A and GWL&A of NY; Senior Vice President, Legal & Chief Compliance Officer, AAG, FASCore, and GWFS; Chief Compliance Officer, The Great-West Life Assurance Company, U.S. Operations, The Canada Life Assurance Company, formerly, Senior Vice President, Legal & Secretary, GWCM and Great-West Funds	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Trust Company, LLC (“GWTC”)	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A and GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President & Assistant Secretary, GWCM	N/A	N/A

Officers
Name, Address, and Year of Birth	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Senior Vice President & Managing Director	Since 2012 (as Managing Director) Since 2014 (as Senior Vice President)	Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Manager, Chairman, President and Chief Executive Officer, AAG	N/A	N/A
Edmund F. Murphy III 8515 East Orchard Road, Greenwood Village, CO 80111 1962	President and Chief Executive Officer	Since 2015	President, Empower Retirement, GWL&A and GWL&A of NY; Director, GWFS Equities, Inc; Chairman, President & Chief Executive Officer, GWFS; formerly, Head of Defined Contribution at Putnam Investments	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Assistant Secretary & Counsel	Since 2015	Counsel, Products, GWL&A; Assistant Secretary & Counsel, GWCM and GWTC	N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Vice President & Associate Chief Compliance Officer	Since 2011 (as Associate Chief Compliance Officer) Since 2014 (as Assistant Vice President)	Assistant General Counsel & Associate Chief Compliance Officer GWL&A; Assistant Vice President and Associate Chief Compliance Officer, GWCM, GWFS and AAG	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.
*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.
(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(f)	Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Ms. Donna Lynne is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $770,000 for fiscal year 2014 and $820,000 for fiscal year 2015.
(b)	Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $100,000 for fiscal year 2014 and $90,000 for fiscal year 2015. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2014 and $0 for fiscal year 2015.
(d)	All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(e)	(2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not Applicable.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2014 equaled $1,625,800 and for fiscal year 2015 equaled $745,000.
(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)	The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)	(1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3)	Not applicable.
(b)	A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer

Date:	February 25, 2016

By:	/s/ Mary C. Maiers
Mary C. Maiers
Chief Financial Officer & Treasurer

Date:	February 25, 2016